UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2022

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2021 Bonus Determinations

On February 7, 2022, the Compensation Committee of the Board of the Company approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2021. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 27, 2021 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2021 summary compensation table for the named executive officers previously set forth in the Proxy Statement plus George A. Yuhas, whose bonus resulted in him becoming a named executive officer for fiscal 2021. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (2)($)	All Other Compen sation (3)($)	Total ($)
Timothy P. Cofer	2021	992,404	1,512,000	1,149,978	1,107.000	264,624	5,026,006
Chief Executive Officer(4)	2020	900,000	1,472,500	—	3,393,865	148,253	5,914,618

Nicholas Lahanas	2021	466,988	326,000	100,013	75,442	9,998	978,441
Chief Financial Officer	2020	456,344	363,900	1,999,998	159,371	9,863	2,989,476
	2019	447,692	170,000	799,995	161,566	10,747	1,590,000

John Hanson	2021	501,235	342,000	100,013	75,442	132,955	1,151,645
President Pet Consumer Products(5)	2020	488,403	362,200	582,730	159,371	111,853	1,704,557

John D. Walker	2021	512,733	320,000	100,013	75,442	47,272	1,055,460
President Garden Consumer Products(6)

William E. Brown	2021	246,642	185,000	400,010	—	31,473	863,125
Chairman	2020	200,000	151,000	299,991	999,999	18,662	1,669,652
	2019	200,000	376,000	299,989	—	17,041	893,030

George A. Yuhas	2021	479,885	300,000	79,148	59,723	45,576	964,332
General Counsel and Secretary	2020	465,461	300,000	—	126,169	35,543	927,173
	2019	456,369	175,000	—	121,148	32,036	784,553

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(2)

This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10–K filed on November 23, 2021 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2021 are detailed in the following table:

Description	Cofer	Lahanas	Hanson	Walker	Brown	Yuhas
Company matching contribution to 401(k) plan	$8,700	$8,700	$8,700	$8,700	$8,700	$8,700
Medical and life insurance premiums and medical reimbursement	14,404	1,298	16,898	28,972	22,773	24,876
Car allowance or lease	13,200	—	12,000	9,600	—	12,000
Commute expense reimbursement	20,890	—	—	—	—	—
Mobile device reimbursement	—	—	1,080	—	—	—
Housing allowance	95,932	—	72,027	—	—	—
Tax gross up	91,498	—	22,250	—	—	—
Financial planning allowance	20,000	—	—	—	—	—

Total	$264,624	$9,998	$132,955	$47,272	$31,473	$45,576

(4)	Mr. Cofer became an executive officer in October 2019.
(5)	Mr. Hanson became an executive officer in February 2020.
(6)	Mr. Walker became an executive officer in February 2021.

In addition, the Compensation Committee approved an increase in Mr. Cofer’s base salary to $1,025,000, Mr. Lahanas’s base salary to $470,475, Mr. Hanson’s base salary to $517,600, Mr. Walker’s base salary to $529,500, and Mr. Brown’s base salary to $300,000. The increases were effective as of January 1, 2022.

On February 8, 2022, the Compensation Committee approved a form of performance share unit agreement (“PSU Agreement”) for future awards. A copy of the form of PSU Agreement is filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 8, 2022, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of eleven directors to serve until the 2023 Annual Meeting and until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 24, 2022.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown	10,834,624	4,580,438	542,527
Courtnee Chun	18,336,545	754,458	542,527
Timothy P. Cofer	12,857,076	3,548,987	542,527
Lisa Coleman	10,854,039	4,570,536	542,527
Brendan P. Dougher	18,324,086	760,812	542,527
Michael J. Griffith	17,209,335	1,329,335	542,527
Christopher T. Metz	18,323,961	760,876	542,527
Daniel P. Myers	10,824,286	4,585,710	542,527
Brooks M. Pennington III	10,718,702	4,639,558	542,527
John R. Ranelli	10,852,302	4,571,422	542,527
Mary Beth Springer	17,593,498	1,133,412	542,527

Proposal Two:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 24, 2022 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
20,172,675	698,735	4,204	0

(1) Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Form of Performance Share Unit Agreement.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 9, 2022

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